Exhibit 10.1

EXECUTION COPY

THIRD AMENDMENT TO CREDIT AGREEMENT

THIRD AMENDMENT TO CREDIT AGREEMENT, dated as of May 1, 2012 (this “Amendment”), among APPLETON PAPERS INC., a Delaware corporation (the “Borrower”), PAPERWEIGHT DEVELOPMENT CORP., a Wisconsin corporation (“Holdings”), FIFTH THIRD BANK, an Ohio banking corporation, as Swing Line Lender, an L/C Issuer and Administrative Agent  (in such capacity, the “Administrative Agent”) for certain financial institutions from time to time party to the Credit Agreement referred to below (each a “Lender” and collectively the “Lenders”), and such Lenders.

WITNESSETH:

WHEREAS, the Borrower, Holdings, the Administrative Agent and the Lenders have entered into that certain Credit Agreement dated as of February 8, 2010 (as the same may be amended, restated, extended, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”).  Capitalized terms used herein and not defined herein shall have the meanings ascribed thereto in the Credit Agreement;

WHEREAS, pursuant to the Credit Agreement,  the Lenders have agreed to make, and have made, certain Loans and other extensions of credit to the Borrower;

WHEREAS, the Borrower and Holdings have requested that the Administrative Agent and the Lenders further amend the Credit Agreement in certain respects, in each case in accordance with the terms and subject to the conditions herein set forth; and

WHEREAS, the Administrative Agent and Lenders agree to accommodate such requests of the Borrower and Holdings, in each case on the terms and subject to the conditions herein set forth;

NOW, THEREFORE, in consideration of the foregoing, the covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Amendments to Credit Agreement. Effective as of the Third Amendment Effective Date (as defined below), and in reliance on the representations and warranties of the Borrower and Holdings set forth in this Amendment and in the Credit Agreement, as amended hereby, the Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended by deleting the table in the definition of the term "Applicable Rate" set forth therein in its entirety and substituting therefor the following table:

Pricing Level	Average Excess Availability	Eurodollar Rate Loans and Letter of Credit Fee	Base Rate Loans
1	> 66%	2.00%	1.00%
2	> 33% but ≤ 66%	2.25%	1.25%
3	≤ 33%	2.50%	1.50%

(b) Section 2.09(a) of the Credit Agreement is hereby amended by deleting the second sentence thereof in its entirety and substituting therefor the following language:

For purposes hereof, “Applicable Commitment Fee Rate” means a per annum rate equal during each calendar month to, (i) 0.35%, if the average daily amount, if any, by which the Facility exceeded the sum of the Outstanding Amount of the Revolving Credit Loans and the Outstanding Amount of the L/C Obligations, in each case during the immediately preceding calendar month, was equal to or less than 50% of the Facility, and (ii) 0.50%, if the average daily amount, if any, by which the Facility exceeded the sum of the Outstanding Amount of the Revolving Credit Loans and the Outstanding Amount of the L/C Obligations, in each case during the immediately preceding calendar month, was greater than 50% of the Facility.

Section 2. Conditions to Effectiveness of this Amendment.  Notwithstanding anything to the contrary set forth herein, this Amendment shall become effective upon satisfaction in a manner reasonably satisfactory to the Administrative Agent of each of the following conditions:

(a) the delivery to the Administrative Agent of a counterpart of this Amendment executed by Borrower, Holdings, the Administrative Agent and the Lenders;

(b) the accuracy of the representations and warranties contained in Section 3 hereof;

(c) receipt by the Administrative Agent of a copy of the acknowledgment attached hereto duly executed and delivered by each of the Loan Parties signatory thereto;  and

(d) no Default or Event of Default shall have occurred and be continuing.

The “Third Amendment Effective Date” shall mean the first date on which each of the conditions set forth in this Section 2 have been satisfied.

Section 3. Representations and Warranties.

To induce the Administrative Agent, the Lenders and the L/C Issuers to enter into this Amendment, each of the Borrower and Holdings hereby represents and warrants to the Administrative Agent, the Lenders and the L/C Issuers that as of the date hereof:

(a) each of the representations and warranties made by such Person contained in the Loan Documents are true and correct in all material respects (without duplication of any materiality qualifiers contained therein) as of such date, except to the extent such representation or warranty expressly relates to an earlier date (in which case, such representations and warranties were true and correct in all material respects (without duplication of any materiality qualifiers contained therein) as of such earlier date);

(b) such Person has all requisite corporate power and authority to execute, deliver and perform its obligations under this Amendment and the Credit Agreement, as amended hereby;

(c) the execution, delivery and performance by such Person of this Amendment and the Credit Agreement, as amended hereby, have been duly authorized by all necessary action by such Person;

(d) the execution, delivery and performance by such Person of this Amendment and the Credit Agreement, as amended hereby, and the consummation of the transactions contemplated by this Amendment and the Credit Agreement, as amended hereby, do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Holdings, Borrower or any of its Subsidiaries, any of the Organizational Documents of Holdings, Borrower or any of its Subsidiaries, or any order, judgment or decree of any court or other agency of government binding on Holdings, Borrower or any of its Subsidiaries; (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Holdings, Borrower or any of its Subsidiaries; (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Holdings, Borrower or any of its Subsidiaries or (iv) require any approval of stockholders, members or partners or any approval or consent of any Person under any Contractual Obligation of Holdings, Borrower or any of its Subsidiaries, except for such approvals or consents that were obtained on or before the date hereof and disclosed in writing to the Administrative Agent;

(e) this Amendment and the Credit Agreement, as amended hereby, each constitute, the legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability;

(f) no Default or Event of Default presently exists.

Section 4. Reference and Effect on the Credit Documents.

(a) On and after the Third Amendment Effective Date each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, shall mean and be a reference to the Credit Agreement, as amended or otherwise modified hereby.

(b) The Credit Agreement and each of the other Loan Documents, as specifically amended or otherwise modified by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified, confirmed and reaffirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender, any L/C Issuer or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.  The Credit Agreement and the other Loan Documents are in full force and effect and are hereby in all respects ratified and confirmed.

(d) Except as expressly set forth herein, nothing contained in this Amendment and no action by, or inaction on the part of, any Lender, any L/C Issuer or the Administrative Agent shall, or shall be deemed to, directly or indirectly constitute a consent to or waiver of any past, present or future violation of any provisions of the Credit Agreement or any other Loan Document.

(e) This Amendment is a Loan Document.

Section 5. GOVERNING LAW AND JURISDICTION.

(a) GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b) SUBMISSION TO JURISDICTION.  EACH OF THE BORROWER AND HOLDINGS IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE EASTERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT.  EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  NOTHING IN THIS AMENDMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER OR ANY L/C ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT AGAINST THE BORROWER OR HOLDINGS OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

Section 6. Miscellaneous.

(a) No Waiver, Etc.  Except as otherwise expressly set forth herein, nothing in this Amendment is intended or shall be deemed or construed to extend to or affect in any way any of the Obligations or any of the rights and remedies of the Administrative Agent, any Lender or any L/C Issuer arising under the Credit Agreement, any of the other Loan Documents or applicable law. The failure of the Administrative Agent, any Lender or any L/C Issuer at any time or times hereafter to require strict performance by any Loan Party or any other Person obligated under any Loan Document of any of the respective provisions, warranties, terms and conditions contained herein or therein shall not waive, affect or diminish any right of such Person at any time or times thereafter to demand strict performance thereof; and no rights of the Administrative Agent, any Lender or any L/C Issuer hereunder shall be deemed to have been waived by any act or knowledge of such Person, or any of its agents, attorneys, officers or employees, unless such waiver is contained in an instrument in writing signed by an authorized officer of such Person and specifying such waiver.  Except as otherwise expressly set forth herein, no waiver by the Administrative Agent, any Lender or any L/C Issuer of any of its rights or remedies shall operate as a waiver of any other of its rights or remedies or any of its rights or remedies on a future occasion at any time and from time to time.  All terms and provisions of the Credit Agreement and each of the other Loan Documents remain in full force and effect, except to the extent expressly modified by this Amendment.

(b) Execution in Counterparts.  This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.  Any party hereto may execute and deliver a counterpart of this Amendment by delivering by facsimile transmission or electronic mail in portable document format a signature page of this Amendment signed by such party, and such signature shall be treated in all respects as having the same effect as an original signature.

(c) Severability.  The invalidity, illegality or unenforceability of any provision in or obligation under this Amendment in any jurisdiction shall not affect or impair the validity, legality or enforceability of the remaining provisions or obligations under this Amendment or of such provision or obligation in any other jurisdiction.

(d) No Third Party Beneficiaries.  This Amendment shall be binding upon and inure to the benefit of each party hereto and their respective successors and assigns.  No Person other than the parties hereto, their respective successors and assigns and any other Lender shall have rights hereunder or be entitled to rely on this Amendment, and all third-party beneficiary rights are hereby expressly disclaimed.

(e) Section Titles.  The section and subsection titles contained in this Amendment are included for convenience only, shall be without substantive meaning or content of any kind whatsoever, and are not a part of the agreement between the Administrative Agent, the Lenders and the L/C Issuers, on the one hand, and the Borrower and Holdings on the other hand.  Any reference in this Amendment to any “Section” refers, unless the context otherwise indicates, to a section of this Amendment.

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the day and year first above written.

BORROWER AND HOLDINGS:

APPLETON PAPERS INC., a Delaware corporation, as Borrower

By:	/s/ Jeffrey J. Fletcher
Name:	Jeffrey J. Fletcher
Its:	Vice President and Controller

BORROWER AND HOLDINGS:

PAPERWEIGHT DEVELOPMENT CORP., a Wisconsin corporation, as Holdings

By:	/s/ Jeffrey J. Fletcher
Name:	Jeffrey J. Fletcher
Its:	Vice President and Controller

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the day and year first above written.

AGENTS AND LENDERS:

FIFTH THIRD BANK, an Ohio banking corporation, Wisconsin corporation, as Holdings as Administrative Agent, an L/C Issuer, Swing Line Lender and a Lender

By:	/s/ Elizabeth A. DiCola
Name:	Elizabeth A. DiCola
Title:	Vice President

AGENTS AND LENDERS:

RBS BUSINESS CAPITAL, a division of RBS Asset Finance, Inc., a subsidiary of RBS Citizens, N.A.

By:	/s/ Kimberly A. Crotty
Name:	Kimberly A. Crotty
Title:	Vice President

ACKNOWLEDGMENT

Reference is hereby made to (a) the foregoing Third Amendment to Credit Agreement dated as of May 1, 2012 (the “Amendment”) by and among APPLETON PAPERS INC., a Delaware corporation (the “Borrower”), PAPERWEIGHT DEVELOPMENT CORP., a Wisconsin corporation (“Holdings”), FIFTH THIRD BANK, an Ohio banking corporation, as Swing Line Lender, an L/C Issuer and Administrative Agent  (in such capacity, the “Administrative Agent”) for certain financial institutions from time to time party to the Credit Agreement referred to below (each a “Lender” and collectively the “Lenders”), and such Lenders, and (b) that certain Guarantee and Collateral Agreement dated as of February 8, 2010 (as amended, restated, amended and restated, supplemented or otherwise modified and in effect from time to time, the “Guaranty Agreement”), executed and delivered by APPLETON PAPERS CANADA LTD.,  a corporation formed under the laws of the Province of Ontario (“Guarantor”), in favor of Administrative Agent. Capitalized terms used and not defined herein shall have the respective meanings ascribed to them in the Credit Agreement referred to in the Amendment.

Guarantor hereby (a) acknowledges receipt of a copy of the Amendment, and (b) agrees that its respective Guarantee Agreement remains in full in force and effect with respect to such Guarantor and that the terms and provisions of the Amendment do not modify or otherwise affect in any way any of such Guarantor’s obligations and liabilities under its respective Guarantee Agreement, all of which obligations and liabilities are hereby ratified, confirmed and reaffirmed.

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Signature Pages Follow

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the day and year first above written.

APPLETON PAPERS CANADA LTD.
a corporation formed under the laws of the Province of Ontario

By:	/s/ Jeffrey J. Fletcher
Name:	Jeffrey J. Fletcher
Its:	Treasurer